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EXHIBIT 10.28
AMENDMENT NO. 1 TO
FORBEARANCE AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT

        This Amendment No. 1 to Forbearance Agreement and Amendment No. 8 to Credit Agreement ("Amendment") is entered into as of March 4, 2002 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties to the Credit Agreement referred to below as lenders (the "Lenders"), and BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998, an Amendment No. 2 dated as of March 31, 1999, an Amendment No. 3 dated as of June 25, 1999, an Amendment No. 4 dated as of October 15, 1999, an Amendment No. 5 dated as of June 15, 2000, an Amendment No. 6 dated as of June 29, 2001 and a Forbearance Agreement and Amendment No. 7 dated as of December 21, 2001 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Forbearance Agreement referred to below.

WITNESSETH:

        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Forbearance Agreement and Amendment No. 7 dated as of December 21, 2001(the "Forbearance Agreement");

        WHEREAS, the Borrower has requested that the Agent and the Required Lenders agree and, subject to the terms and conditions of this Amendment, the Agent and the Required Lenders have agreed to extend the Forbearance Period; and

        WHEREAS, the Borrower has further requested that the Agent and the Lenders amend and, subject to the terms and conditions of this Amendment, the Agent and the Required Lenders have agreed to amend, the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, the Agent, the Required Lenders and the Borrower hereby agree as follows:

        1.    The recitals set forth above by this reference hereto are hereby incorporated into this Amendment.

        2.    Effective March 4, 2002 and subject to the satisfaction of the conditions precedent set forth in Paragraph 5 below, the Forbearance Agreement is hereby amended by (i) including as additional "Specified Defaults" in the second recital thereof (a) the Borrower's non-payment when due of all scheduled principal payments, accrued interest and fees in respect of the Loans during the period commencing on March 4, 2002 through the end of the Forbearance Period (as amended by this Amendment) and (b) the Borrower's non-payment of Hedging Obligations due on March 31, 2002 under the Interest Rate Agreement between the Borrower and Bank One, NA, and (ii) deleting the date "March 4, 2002" in the fifth recital thereof and substituting the date "March 31, 2002" therefor.

        3.    The Borrower hereby expressly reconfirms that it shall continue to engage Argus Management Corporation as the Crisis Manager (as defined in the Forbearance Agreement) unless otherwise consented to by the Agent and the Required Lenders. In addition, effective March 4, 2002 and subject to the satisfaction of the conditions precedent set forth in Paragraph 5 below, Section 2.5(B)(ii) of the Credit Agreement is amended (i) to insert immediately after each occurrence of the phrase "the Forbearance Agreement and Amendment No. 7 to this Agreement" now appearing in the proviso at the end of the first sentence thereof, the following: ", plus (4) from and after receipt thereof, the Tax Refund (as defined below), plus (5) the aggregate amount of all fees paid by the Borrower to the Lenders as a condition precedent to Amendment No. 8 to this Agreement" and (ii) to insert the following at the end thereof:

  In addition, the Borrower has informed the Agent and the Lenders that it expects to receive the proceeds of a tax refund in an amount equal to approximately $745,000 (the "Tax Refund"), and,

  within one (1) Business Day after the Borrower's or any of its Subsidiaries' receipt of the Tax Refund, the Borrower shall make a mandatory payment of the Obligations in an amount equal to such Tax Refund; provided, that such mandatory payment shall be applied first to pay Obligations in respect of fees due to the Lenders, and then to pay interest due in respect of the Loans and L/C Obligations, and then to the payment of principal outstanding on the Revolving Loans.

        4.    Except as specifically set forth in this Amendment, the Forbearance Agreement shall remain in full force and effect and is hereby ratified and confirmed; and except as specifically set forth in the Forbearance Agreement as amended hereby, the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        5.    This Amendment shall become effective and be deemed effective as of the date hereof, if and only if

  (a)
  The Agent shall have received duly executed copies of this Amendment executed by the Borrower, the Agent and the Required Lenders;

  (b)
  The Agent shall have received copies of a duly executed Reaffirmation in the form of Exhibit A attached hereto;

  (c)
  The Agent shall have received from the Borrower not less than $200,000, in partial payment of outstanding fees due from the Borrower under Amendment No. 6 to the Credit Agreement, which amount shall be distributed ratably among the Lenders in accordance with each Lender's Pro Rata Share; and

  (d)
  Other than the Specified Defaults, no Default or Unmatured Default (as defined in the Credit Agreement) shall have occurred and be continuing or shall result from the execution of this Amendment.

        6.    This Amendment may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when the Agent, each of the Required Lenders, and the Borrower have each executed one counterpart. Each of the parties hereto agrees that a signature transmitted to the Agent or its counsel by facsimile transmission shall be effective to bind the party so transmitting its signature.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

IFR SYSTEMS, INC.
By:

Name: Title:
BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Agent and as a Lender
By:

Name: Title:
INTRUST BANK, N.A., as a Lender
By:

Name: Title:
THE BANK OF NOVA SCOTIA, as a Lender
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 FORBEARANCE AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT

HARRIS TRUST AND SAVINGS BANK, as a Lender
By:

Name: Title:
THE ROYAL BANK OF SCOTLAND PLC as agent for NATIONAL WESTMINSTER BANK PLC, as a Lender
By:

Name: Title:
UNION BANK OF CALIFORNIA, N.A., as a Lender
By:

Name: Title:
LLOYDS TSB BANK PLC, as a Lender
By:

Name: Title:
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 FORBEARANCE AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT

EXHIBIT A

REAFFIRMATION

        Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Forbearance Agreement and Amendment No. 8 to Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and Bank One, NA, formerly known as The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver, an Amendment No. 2, an Amendment No. 3, an Amendment No. 4, an Amendment No. 5, an Amendment No. 6 and a Forbearance Agreement and Amendment No. 7, dated as of November 3, 1998, March 31, 1999, June 25, 1999, October 15, 1999, June 15, 2000, June 29, 2001 and December 21, 2001, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Dated: March    , 2002

IFR AMERICAS, INC., formerly known as IFR Instruments, Inc. IFR FINANCE, INC.
By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 FORBEARANCE AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT

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EXHIBIT 10.28 AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 8 TO CREDIT AGREEMENT
EXHIBIT A